UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/23/2008

Fuel Systems Solutions, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15143

Delaware	20-3960974
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3030 South Susan Street
Santa Ana, CA 92704

(Address of principal executive offices, including zip code)

714-656-1200
(Registrant’s telephone number, including area code)

Fuel Systems Solutions, Inc.
3030 South Susan Street
Santa Ana, California 92704
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 23, 2008, J. David Power III, a member of the Board of Directors of Fuel Systems Solutions, Inc., notified the company that he was resigning from the Board effective immediately. The Board's Nominating and Corporate Governance Committee intends to begin a search for a qualified replacement director to fill this vacancy.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Systems Solutions, Inc.

Date: April 24, 2008	By:	/s/ Matthew Beale
Matthew Beale
Vice President of Business Development